SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:                                                        26-Dec-03

Mortgage Asset Securitization Transactions Inc.

(AS DEPOSITOR UNDER THE POOLING AND SERVICING AGREEMENT,
DATED AS OF July 1, 2003, PROVIDING FOR THE ISSUANCE OF
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-NC1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
(Exact name of registrant as specified in its charter)

Delaware                                                    333-106982
(State or Other                                             (Commission
Jurisdiction of                                             File Number)
Incorporation)

06-1204982
(I.R.S. Employer
Identification
Number)

1285 Avenue of the Americas
New York, NY                                                               10019
(Address of Principal                                                (Zip Code)
Executive Offices)

Registrant's telephone number: (212) 713-2000

Item 5.  Other Events

                 On      26-Dec-03      a scheduled distribution was made
from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
26-Dec-03           The Monthly Report is filed pursuant
to and in accordance with (1) numerous no-action letters
(2) current Commission policy in the area.

A.                  Monthly Report Information:
                    See Exhibit No.1

B.                  Have any deficiencies occurred?   NO.
                                        Date:
                                        Amount:

C.                  Item 1: Legal Proceedings:              NONE

D.                  Item 2: Changes in Securities:          NONE

E.Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if applicable: NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

                    Exhibit No.

1. Monthly Distrib Rep dated:                                          26-Dec-03

MORTGAGE ASSET SECURITIZATION TRANSACTIONS INC
MORTGAGE PASS-THROUGH CERTIFICATES
SERIES 2003-NC1

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                                                     12/26/03

                                                  Beginning
                                                Certificate
Class                      Cusip                     Bal(1)                Prin
A-1                      57643LBU9              218,736,974           5,813,819
A-2                      57643LBL9               51,065,874           1,781,506
A-3                      57643LBM7               20,313,000                   0
M-1                      57643LBN5               23,823,000                   0
M-2                      57643LBP0               20,845,000                   0
M-3                      57643LBQ8                6,948,000                   0
M-4                      57643LBR6                4,963,000                   0
M-5                      57643LBS4                5,956,000                   0
M-6                      57643LBT2                4,963,000                   0
CE                           NA                   7,958,081                   0
P                            NA                         100                   0
R                            NA                           0                   0
Total                                           365,572,029           7,595,325



                                                      Total
Class                               Int        Distribution              Losses
A-1                             270,998           6,084,817                   0
A-2                              57,990           1,839,496                   0
A-3                              27,790              27,790                   0
M-1                              37,926              37,926                   0
M-2                              53,289              53,289                   0
M-3                              20,454              20,454                   0
M-4                              19,739              19,739                   0
M-5                              26,253              26,253                   0
M-6                              21,876              21,876                   0
CE                            1,636,457           1,636,457                   0
P                               162,735             162,735                   0
R                                     0                   0                   0
Total                         2,335,507           9,930,832                   0


                                 Ending             Current                Next
                            Certificate        Pass-Through        Pass-Through
Class                               Bal            Int Rate            Int Rate
A-1                         212,923,155             1.43875%            1.46125%
A-2                          49,284,368             1.31875%            1.34125%
A-3                          20,313,000             1.58875%            1.61125%
M-1                          23,823,000             1.84875%            1.87125%
M-2                          20,845,000             2.96875%            2.99125%
M-3                           6,948,000             3.41875%            3.44125%
M-4                           4,963,000             4.61875%            4.64125%
M-5                           5,956,000             5.11875%            5.14125%
M-6                           4,963,000             5.11875%            5.14125%
CE                            7,958,081             5.37172%
P                                   100
R                                     0
Total                       357,976,704



AMOUNTS PER $1,000 UNIT

Class                              Prin                 Int               Total
A-1                           24.193398            1.127722            25.32112
A-2                           28.812046            0.937862            29.74991
A-3                            0.000000            1.368090             1.36809
M-1                            0.000000            1.591979             1.59198
M-2                            0.000000            2.556424             2.55642
M-3                            0.000000            2.943923             2.94392
M-4                            0.000000            3.977258             3.97726
M-5                            0.000000            4.407812             4.40781
M-6                            0.000000            4.407812             4.40781
CE                             0.000000          205.634666           205.63467
P                              0.000000          1627349.00          1627349.00


                                                     Ending
                                                Certificate
Class                            Losses                 Bal
A-1                            0.000000          886.050100
A-2                            0.000000          797.068955
A-3                            0.000000         1000.000000
M-1                            0.000000         1000.000000
M-2                            0.000000         1000.000000
M-3                            0.000000         1000.000000
M-4                            0.000000         1000.000000
M-5                            0.000000         1000.000000
M-6                            0.000000         1000.000000
CE                             0.000000         1000.000000
P                              0.000000         1000.000000



Section 4.02 (ii),(xv)
INTEREST

                                Interest              Unpaid
                            Distribution            Interest
Class                             Amount              Amount
A-1                             270,998                   0
A-2                              57,990                   0
A-3                              27,790                   0
M-1                              37,926                   0
M-2                              53,289                   0
M-3                              20,454                   0
M-4                              19,739                   0
M-5                              26,253                   0
M-6                              21,876                   0
CE                            1,636,457                   0
P                               162,735                   NA
TOTAL                         2,335,507                   0


                    Reduction from the Allocation of:
                                                  Prepayment          Relief Act
                                Realized            Interest            Interest
Class                             Losses          Shortfalls          Shortfalls
A-1                                   0                   0                   0
A-2                                   0                   0                   0
A-3                                   0                   0                   0
M-1                                   0                   0                   0
M-2                                   0                   0                   0
M-3                                   0                   0                   0
M-4                                   0                   0                   0
M-5                                   0                   0                   0
M-6                                   0                   0                   0
CE                                    0                   0                   0
P                                     0                   0                   0
TOTAL                                 0                   0                   0


Section 4.02 (xvi), (xvii)
PPIS & RAIS
Prepayment Interest Shortfalls not
covered by the servicer pursuant to Section 3.24                              0

Relief Act Interest Shortfalls                                                0

Section 4.06 (xviii)
Overcollateralization Amount                                          7,958,081
Overcollateralization Release Amount                                          0
Overcollateralization Deficiency                                              0
Overcollateralization Target Amount                                   7,958,081
Monthly Excess Cashflow                                               1,636,457

Credit Enhancement Percentage                                            20.641%

Section 4.02 (v),(vi)
POOL
Stated Principal Balance of Mortgage Loans                          357,976,704
Number of Mortgage Loans                                                  2,387

Section 4.02 (vi)
WAC & WAM
Weighted Average Remaining Term to Maturity                                 344
Weighted Average Mortgage Interest Rate                                  7.6622%

Section 4.02 (iv)
P&I ADVANCES
Aggregate Advances for the Collection Period                          1,049,878

Section 4.02 (vii)
DELINQUENCIES
                                                                   Unpaid Prin
                                 Number         Number as %                Bal
30-59 Days                            86             3.6028%         11,966,777
60-89 Days                            25             1.0473%          4,082,224
90+ Days                               3             0.1257%            412,564
Foreclosures                          33             1.3825%          4,418,162
Bankruptcies                          20             0.8379%          2,653,417

                      Stated Principal    Stated Principal
                               Balance         Balance as %
                             11,941,022              3.3357%
                              4,070,633              1.1371%
                                410,850              0.1148%
                              4,402,245              1.2298%
                              2,645,287              0.7390%
Section 4.02 (v),(viii)
REO
Number of REO Loans                                                           0
Number of REO Loans as %                                                 0.0000%
Stated Principal Balance of REO Properties                                    0
Stated Principal Balance of REO Properties as %                          0.0000%
Total Book Value of REO Properties:                                           0

Section 4.02 (viii), (ix)
Loans that became REO properties in the preceding calendar month:

                        Unpaid Principal    Stated Principal               Book
         Loan Number             Balance             Balance               Value
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

                        Unpaid Principal    Stated Principal               Book
         Loan Number             Balance             Balance               Value
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0


Section 4.06 (xxii)
Stepdown Date Occurrence                                                      NO
Trigger Event Occurrence                                                      NO
Real Loss as a % of the Orig Pool Bal                                   0.00000%

Section 4.02 (iii),(xii)
FEES

Trustee Fee                                                               9,139
Servicing Fee                                                           152,322
Extraordinary Trust Fund Expenses                                             0

Section 4.02 (x), (xxiii)
AVAILABLE FUNDS

Principal:
     Scheduled Principal                                                299,977
     Prin Prepayments (incl. curtailments)                            7,295,348
     Liquidation Proceeds                                                     0
Total Principal                                                       7,595,325

Net Interest (net of servicing & trustee fee)                         2,172,772

Available Funds (total prin plus net int)                             9,768,098

Section 4.02 (i)
PREPAYMENT
PENALTIES

Prepayment Penalties                                                    162,735
Servicer Prepayment Charge Payment Amounts                                    0


Section 4.02 (xi)
LOSSES

Current Loss                                                                  0
Aggregate Realized Losses                                                    (0)

Section 4.06 (xx)
Liquidation Report

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

              Loan #             Balance            Loss Amt      Loss Severity
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0
                   0                   0                   0                   0

Section 4.02 (xxi)
Aggregate Loss Severity Percentage                                       0.0000%


Section 4.02 (xxiv)
Net WAC Rate Carryover Amount

                                                Net WAC Rate             Amounts
                    Class                   Carryover Amount              Unpaid
                    A-1                                    0                   0
                    A-2                                    0                   0
                    A-3                                    0                   0
                    M-1                                    0                   0
                    M-2                                    0                   0
                    M-3                                    0                   0
                    M-4                                    0                   0
                    M-5                                    0                   0
                    M-6                                    0                   0


Section 4.02 (xiv)
Ending Balance Factors
                                        Class                             Factor
                                        A-1                             0.886050
                                        A-2                             0.797069
                                        A-3                             1.000000
                                        M-1                             1.000000
                                        M-2                             1.000000
                                        M-3                             1.000000
                                        M-4                             1.000000
                                        M-5                             1.000000
                                        M-6                             1.000000
                                        CE                              1.000000


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                    By: /s/ Shannon Rantz
                    Name:  Shannon Rantz
                    Title: Assistant Vice President
                    U.S. Bank National Association as Trustee

Dated:                          12/26/03